EXHIBIT 99.1


                                                              EXECUTION VERSION













                        FELCOR LODGING TRUST INCORPORATED


                            (a Maryland corporation)


                           PLACEMENT AGENCY AGREEMENT







                  Dated:  April 1, 2002



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                        FELCOR LODGING TRUST INCORPORATED
                            (a Maryland corporation)
                           PLACEMENT AGENCY AGREEMENT

                                                                   April 1, 2002


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York  10281-1209



Ladies and Gentlemen:

         FelCor Lodging Trust Incorporated, a Maryland corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Placement Agent"), to act as exclusive placement agent for the Company with respect to the issue and sale by the Company to, and the purchase by, the investors named in Schedule I hereto (the "Investors"), of a yet to be determined amount of depositary shares (the "Depositary Shares"), each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock of the Company, $.01 par value per share (the "Preferred Stock").

         The  Depositary  Shares  will be  issued  by  SunTrust  Bank  (formerly
SunTrust Bank, Atlanta), as Depositary (the "Depositary"), under a Deposit Agreement dated as of April 30, 1998, among the Company (formerly FelCor Suite Hotels, Inc.), the Depositary and the holders from time to time of the Depositary Receipts issued thereunder, as amended by the Supplement and Amendment to Deposit Agreement dated as of April 1, 2002 (as amended, the "Deposit Agreement"). The Depositary Shares will be evidenced by Depositary Receipts issued pursuant to the Deposit Agreement (the "Depositary Receipts"). The Preferred Stock, the Depositary Shares and the Depositary Receipts are described in the Prospectus Supplement, which is referred to below, and are collectively referred to herein as the "Securities."

         It is contemplated that the Securities will be issued by the Company to the Investors in an aggregate principal amount anticipated to be at least $25,000,000. In acting as the Placement Agent, Merrill Lynch will seek to place the securities with the Investors on a reasonable best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities. Merrill Lynch may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.
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         The Company has filed with the Securities and Exchange  Commission (the
"Commission") a shelf registration statement on Form S-3 (No. 333-46357), including a prospectus, relating to debt securities, preferred stock, depositary shares, common stock and common stock warrants and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement dated April 1, 2002 (the "Prospectus Supplement") specifically relating to the Depositary Shares pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement was declared effective by the Commission in 1998. Such registration statement, including the exhibits thereto, schedules thereto, if any, the Basic Prospectus (as defined below) and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of this Agreement, is herein called the "Registration Statement." The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form furnished to the Investors for use in connection with this offering. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act, which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Company owns, directly or indirectly, units of partnership interest ("Units") representing at least an 85% interest in FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and the Operating Partnership, directly or indirectly, currently owns interests in 183 hotels as described in the Prospectus (collectively, the "Hotels").

         The Operating Partnership or a subsidiary thereof leases 181 of the Hotels to FelCor TRS Holdings, L.P. or a subsidiary thereof. The Hotels are operated and managed by third parties pursuant to separate management agreements (collectively, the "Management Agreements").

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         Section 1.  Representations and Warranties.
                     ------------------------------

         (a) Representations and Warranties by the Company. The Company represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Placement Agent, as follows:

                    (i) The Registration Statement, has become effective under the 1933 Act; no order preventing or suspending the use of any Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction and any request on the part of the Commission for additional information has been complied with.

                   (ii) The Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the 1933 Act, set forth in the General Instructions to Form S-3. When the Registration Statement or any amendment thereto was declared effective, and at the Closing Time it
         (x) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the 1933 Act and the rules and regulations of the Commission thereunder and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or Prospectus Supplement was or is filed with the Commission pursuant to Rule 424(b) and at the Closing Time, the Prospectus, as amended or supplemented at any such time, (x) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the 1933 Act and the rules and regulations of the Commission thereunder and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation and warranty in this paragraph (ii) does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Placement Agent expressly for use therein.

                  (iii) Each document, if any, filed or to be filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder.

                   (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Maryland with all requisite corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus. The Company has been duly qualified or registered to do

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         business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition, financial or otherwise, business, prospects, net worth or results of operations of the Company, the Operating Partnership and the Subsidiaries (as defined below), taken as a whole (a "Material Adverse Effect"). Except for the entities listed on Schedule I hereto (the "Subsidiaries"), the Company does not own, control, or have an equity interest in, directly or indirectly, any corporation, association or other entity. The Company, the Operating Partnership or a Subsidiary, as applicable, owns the percentage equity interests of each of the Subsidiaries as reflected on
         Schedule I. All of such equity interests have been duly and validly authorized and issued and, except for general partnership interests, are fully paid and non-assessable and are so owned free and clear of any pledge, lien, charge, encumbrance, security interests, preemptive right or other claims, except as set forth in such entity's governing documents.

                    (v) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with all requisite partnership power and authority to own and lease its properties and to conduct its business as described in the Prospectus. Each Subsidiary (other than the Operating Partnership) has been duly formed and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of formation, except where the failure to do so would not have a Material Adverse Effect. Each Subsidiary has been duly qualified or registered to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification or registration, except where the failure to do so would not have a Material Adverse Effect. The Company is and, at the Closing Time will be, the sole general partner of the Operating Partnership, and at the Closing Time will own, directly or indirectly, at least an 85% interest in the Operating Partnership.

                   (vi) The Company has all requisite corporate right, power and authority to enter into this Agreement, to execute and file articles supplementary relating to the classification and increase in the number of authorized shares of Preferred Stock (the "Articles Supplementary"), to enter into the other documents to be entered into in connection with the transactions contemplated hereby, to issue, sell and deliver the Securities as provided in the Prospectus and to consummate the transactions contemplated in the Prospectus.

                  (vii) This Agreement, the Deposit Agreement and the Articles Supplementary have been duly authorized, executed and delivered by the Company.

                 (viii) The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the "Partnership Agreement"), has been duly and validly executed by the Company on

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         behalf  of  itself  and  all of the  other  partners  in the  Operating
         Partnership.  The  Subsidiaries  that  are  parties  to the  Management
         Agreements have the requisite power and authority to enter into the Management Agreement and to perform their obligations thereunder. Each such agreement has been duly authorized, executed and delivered by the Company, the Operating Partnership and the Subsidiaries, as applicable. (This Agreement, the Purchase Agreements by and between the Company and the Investors dated the date hereof (the "Purchase Agreements"), the
         Deposit  Agreement,   the  Articles   Supplementary,   the  Partnership
         Agreement and the Management Agreements sometimes are hereinafter referred to collectively as the "Operative Documents").

                   (ix) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Securities, the execution, delivery and performance of this Agreement, the Deposit Agreement and the Articles Supplementary and the consummation by the Company of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect; provided, however, that the Articles Supplementary has not been filed, but will be filed with the Maryland Department of Assessments and Taxation at or before the Closing Time.

                    (x) Neither the issuance, sale and delivery by the Company of the Securities, nor the execution, delivery and performance of this Agreement, the Deposit Agreement or the Articles Supplementary and the other documents to be entered into in connection with the transactions contemplated hereby and thereby by the Company nor the consummation of the transactions contemplated hereby or thereby or in the Prospectus will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under, any of the
         Operative Documents, the charter (as amended by the Articles Supplementary), articles or certificate of incorporation, bylaws, certificate of limited partnership or partnership agreement, certificate of formation or limited liability company agreement, as the case may be, of the Company, the Operating Partnership or any Subsidiary; any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Company, the Operating Partnership or any subsidiary is a party or to which they, any of them, any of their respective properties or other assets or any Hotel is subject, except that any violation of the "Ownership Limit," as defined in the Company's articles of amendment and restatement, because of the issuance of the Preferred Stock, has been waived, or will be waived prior to the Closing Time, by the Company's board of directors as permitted by such instrument and except such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect; or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties, except such breaches or violations that would not have a Material Adverse Effect; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the foregoing, except such liens, charges, claims or encumbrances that would not have a Material Adverse Effect.

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

                   (xi) The Depositary Shares to be issued and sold to the Investors and the Preferred Stock have been validly authorized by the Company. When the Preferred Stock and the Depositary Receipts
         evidencing the Depositary Shares representing interests in such Preferred Stock are issued and delivered against payment therefor as provided in the Purchase Agreements and the Deposit Agreement, the Preferred Stock will be duly and validly issued, fully paid and nonassessable. The deposit of the Preferred Stock by the Company with the Depositary pursuant to the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued and delivered in accordance with the terms of the Purchase Agreements, the Depositary Shares will represent legal and valid interests in the Preferred Stock as provided in the Deposit Agreement. Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share, if any, will represent the interest described in the Prospectus in a validly issued, outstanding, fully paid and nonassessable share of Preferred Stock. Assuming due execution and delivery of the Depositary Receipts, if any, by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement. There are no statutory or other preemptive rights of shareholders with respect to any of the Securities. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Securities pursuant to the Registration Statement other than those persons who have expressly waived such rights. No person or entity has a right of participation or first refusal with respect to the sale of the Securities by the Company. The form of certificates evidencing the Preferred Stock comply with all applicable requirements of Maryland law. The Depositary Receipts are in due and proper form.

                  (xii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, as the case may be, contained in the Prospectus. The Securities conform to the description thereof contained in the Prospectus. None of the issued and outstanding shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders. The Company has no other issued and outstanding capital stock. Except as disclosed in the Prospectus, and except for any grants of options or restricted stock made in the ordinary course of business under the Company's restricted stock and stock option plans, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                 (xiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the 1933 Act or exempt from the registration requirements of the 1933 Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or were issued pursuant to an available exemption from the registration requirements of the applicable state securities or blue sky laws.

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                  (xiv) All of the  issued  Units  have  been  duly and  validly authorized and issued and are fully paid. None of the issued Units has been issued or is owned or held in violation of any preemptive right. The Units to be issued to the Company at the Closing Time have been duly and validly authorized by the Operating Partnership. At the Closing Time, such Units will be validly issued and fully paid. All of the outstanding Units have been issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). The Units to be issued to the Company at the Closing Time will be issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws).

                   (xv) The financial statements included or incorporated by reference in the Registration Statement and Prospectus together with related schedules and notes (and any amendment or supplement thereto), present fairly the consolidated financial position of the Company and its consolidated Subsidiaries, as of the dates indicated, and the results of operations, cash flows and shareholder's equity of the Company and its consolidated Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods specified. No other financial statements or schedules are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement or the Prospectus.

                  (xvi)  PricewaterhouseCoopers  LLP,  who has  examined  and is reporting upon the audited financial statements and schedules relating to the Company included or incorporated by reference in the
         Registration Statement and the Prospectus, is and was, during the periods covered by their report included or incorporated by reference in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act.

                 (xvii) Since December 31, 2001, neither the Company nor the Operating Partnership has sustained any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Prospectus, and except as otherwise stated in the Prospectus, there has not been (i) any material change in the capital stock or partnership interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of either the Company or the Operating Partnership, (ii) any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business, prospects, net worth or results of operations of either the Company, the Operating Partnership and their respective subsidiaries, taken as a whole, from that set forth in the Prospectus, (iii) any liability or obligation, direct or contingent, incurred or undertaken by either the Company or the Operating Partnership which is material to the business or condition (financial or other) of such entity, except for liabilities or obligations incurred in the ordinary course of business, (iv) any declaration or payment of any dividend or distribution of any kind on or with respect to the capital stock or partnership interests, as applicable, of either the Company or the Operating Partnership, or (v)

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         any transaction that is material to either the Company or the Operating
         Partnership except transactions in the ordinary course of business or as otherwise disclosed in the Prospectus.

                (xviii) The Operating Partnership and its Subsidiaries have good and indefeasible title in fee simple to the Hotels and the improvements thereon free and clear of all liens, encumbrances, claims, security interests, restrictions and defects except (i) those Hotels that are leased from third parties as identified in the Prospectus, (ii) such as are identified in the Prospectus, (iii) such matters reflected in the owner's title insurance policies relating to such properties and (iv) such as do not materially adversely affect the value of the properties, taken as a whole, or the use proposed to be made of the properties, taken as a whole, by the Operating Partnership and its Subsidiaries. Except as disclosed in the Prospectus, neither the Company nor the Operating Partnership owns or leases any real property as lessee other than pursuant to leases which individually or in the aggregate are not material to the business, financial condition or results of operations of the Company and the Operating Partnership. Except as disclosed in the Prospectus, no person other than the Operating Partnership has an option or right of first refusal to purchase all or part of any Hotel or any interest therein other than certain options and rights of first refusal contained in the ground lease relating to the Embassy Suites in Kansas City, Missouri or partnership agreements to which the Operating Partnership or its subsidiaries are parties. Each of the Hotels complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Hotels), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not have a Material Adverse Effect. Neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Hotels, except such proceedings or actions that would not have a Material Adverse Effect.

                  (xix) None of the Company, the Operating Partnership or any Subsidiary is in violation of its respective charter, articles or certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation or limited liability company agreement, as the case may be, except such as in the aggregate do not now have and will not in the future have a Material Adverse Effect; no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject, except such as in the aggregate do not now have and will not in the future have a Material Adverse Effect. None of the Company, the Operating Partnership or any Subsidiary is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a Material Adverse Effect.

                   (xx) Except as described in the Prospectus, there is not pending or, to the knowledge of either the Company or the Operating Partnership, threatened, any action, suit, proceeding, inquiry or investigation against either the Company, the Operating Partnership or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, which could result in any material adverse change in the condition, financial or otherwise, business, prospects, or results of operations of any such entity or which could materially and adversely affect the consummation of the transactions contemplated by the Prospectus.

                  (xxi) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. To the knowledge of the Company and the Operating Partnership, there are no statutes or regulations applicable to either the Company, the Operating Partnership or any Subsidiary or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by either the Company, the Operating Partnership or any Subsidiary of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein. All agreements between the Company, the Operating Partnership and any Subsidiary, respectively, and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company, the Operating Partnership and such Subsidiary, respectively, enforceable against such parties in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

                 (xxii) Except as described in the Prospectus, either the Company, the Operating Partnership or a Subsidiary owns, possesses or has obtained or has taken all necessary action to obtain (and will obtain) all material permits, licenses, franchises, except where the failure to obtain would not have a Material Adverse Effect, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities or other entities as are necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its business, except where the failure to obtain would not have a Material Adverse Effect. None of the Company, the Operating Partnership or any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, franchises, certificates, consents, orders, approvals or authorizations, except such notices that would not have a Material Adverse Effect.

                (xxiii) Except as described in the Prospectus, the Company, the Operating Partnership and the Subsidiaries own or possess or have the right to acquire (and will acquire) adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively
         "Intangibles") necessary to entitle the Company, the Operating Partnership and the Subsidiaries to conduct their respective businesses as presently conducted, and neither the Company, the Operating Partnership nor any of the Subsidiaries has received notice of infringement or of conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

                 (xxiv) The Company's, the Operating Partnership's and each Subsidiary's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Operating Partnership's financial statements; and, to the knowledge of the Company, neither the Company nor the Operating Partnership, nor any employee or agent thereof, has made any payment of funds of either the Company or the Operating Partnership, as the case may be, or received or retained any funds, and no funds of either the Company or the Operating Partnership as the case may be, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

                  (xxv) Each of the Company, the Operating Partnership (to the extent not consolidated with the Company) and each Subsidiary (to the extent not consolidated with the Company or the Operating Partnership) has filed on a timely basis all federal, state, local and foreign tax returns required to be filed through the date hereof and each such tax return is true and correct in all respects, except where the failure to so have filed would not have a Material Adverse Effect; each such entity has timely paid all taxes due and payable through the date hereof, whether or not shown on a tax return; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity and which if determined adversely to any such entity, could have a Material Adverse Effect. All tax liabilities are adequately provided for on the respective books of such entities.

                 (xxvi) The Company, the Operating Partnership, and the Subsidiaries each maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and, to the knowledge of the Company consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company, the Operating Partnership and the Subsidiaries against theft, damage, destruction, acts of vandalism, and all other risks customarily insured against, all of which insurance is in full force and effect.

                (xxvii) To the knowledge of the Company no general labor problem exists or is imminent with the employees of the Company. The Operating Partnership and the Subsidiaries have no employees.

               (xxviii) Each of the Company, the Operating Partnership, and their officers, directors or affiliates has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Depositary Shares.

                 (xxix) The Depositary Shares are registered, or will be registered at or before the Closing Time, pursuant to Section 12(b) of the 1934 Act, and upon issuance the Depositary Shares will be listed on the New York Stock Exchange.

                  (xxx) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby or as described in the Registration Statement.

                 (xxxi) Except as otherwise disclosed in the Prospectus, neither the Company, the Operating Partnership, nor any Subsidiary nor, to the knowledge of the Company any entity from whom the Operating Partnership or applicable Subsidiary acquired the Hotels has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled, or subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under, or affecting any real property currently leased or owned (or proposed to be leased or owned) or by any means controlled by either the Company or the Operating Partnership, including the Hotels (the "Real Property"), except as in material compliance with applicable laws and except as would not result in a Material Adverse Effect; to the knowledge of the Company and the Operating Partnership, the Real Property and the Company's and the Operating Partnership's operations with respect to the Real Property are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company and the Operating Partnership have complied with, and are in compliance with, all licenses, permits, registrations, and government authorizations necessary to operate under all applicable Environmental Laws, except where such noncompliance does not now have and will not have in the future a Material Adverse Effect. Except as otherwise disclosed in the Prospectus, neither the Company nor the Operating Partnership has received any written or oral notice from any governmental entity or any other person, and there is no pending (to the knowledge of the Company) or threatened claim, litigation, or any administrative agency proceeding that alleges (i) a violation of any Environmental Laws by either the Company or the Operating Partnership;
         (ii) alleges that either the Company or the Operating Partnership is a liable party or a potentially responsible party under the Comprehensive

         Environmental  Response,  Compensation  and  Liability  Act,  42 U.S.C.
         Section 9601, et seq., or any state superfund law; (iii) has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or (iv) alleges that either the Company or the Operating Partnership is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

                (xxxii) The Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code. The Company has qualified and continues to qualify and has taken all necessary action to be treated, effective beginning with the year ended December 31, 1994, as a REIT under the Code. The Operating Partnership has been since its formation in 1994, and continues to be, treated as a partnership for federal income purposes and not as a corporation or an association taxable as a corporation.

               (xxxiii) Neither the Company, the Operating Partnership nor any Subsidiary is, will become as a result of the transactions contemplated hereby, or will conduct its respective business in a manner in which any such entity would become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                (xxxiv) No real estate appraisal firm which prepared appraisals of the Hotels, nor any environmental engineering firm which prepared Phase I environmental assessment reports with respect to the Hotels, was employed for such purpose on a contingent basis or has any substantial interest in either the Company, the Operating Partnership, or any Subsidiary.

                 (xxxv) The Operating Partnership is not currently prohibited, directly or indirectly, from making distributions to the Company, from repaying to the Company any loans or advances to the Operating Partnership, or from transferring any of the Operating Partnership's property or assets to the Company, except as disclosed in the Prospectus.

                (xxxvi) The Company has not, directly or indirectly (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Depositary Shares or (ii) since the filing of the Registration Statement sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Depositary Shares.

         (b) Officers' Certificates. Any certificate signed by any officer of the Company on behalf of the Company and delivered to you or to counsel for the Placement Agent shall be deemed a representation and warranty by such person or entity, as the case may be, to the Placement Agent as to the matters covered thereby.

         Section 2.  Placement Agent Fees.
                     --------------------

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Merrill Lynch a fee (the "Fee"), based upon the aggregate amount of Depositary Shares sold, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee will be equal to 2.0% of the purchase price of all Depositary Shares sold to the Investors (other than Investors identified on Schedule I as Midaro Investments, Inc. and Melinda
J. Bush) pursuant to the Purchase Agreements.

         (b) On the date on which the Investors purchase the Depositary Shares from the Company in accordance with this Agreement (the "Closing Time"), the Company shall pay the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent.

         Section 3. Covenants of the Company. The Company covenants with the Placement Agent as follows:

                  (a) Compliance with Securities Regulations and Commission Requests. The Company will notify the Placement Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filing of the Prospectus Supplement pursuant to Rule 424(b) under the 1933 Act and will take such steps as it deems necessary to ascertain promptly whether the Prospectus Supplement transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such Prospectus Supplement. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request.

                  (c) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Placement Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (d) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (e) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  (g) REIT Qualification. The Company will use its best efforts to continue to meet the requirement to qualify as a "real estate investment trust" under the Code for each of its taxable years for so long as the board of trustees deems it in the best interests of the Company's shareholders to remain so qualified.

                  (h) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

                  (i) No Manipulation  of Market for Securities.  Except for the
         authorization of actions permitted to be taken by the Placement Agent as contemplated herein or in the Prospectus, the Company will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and (b) until the Closing Time, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         Section 4.  Payment of Expenses.
                     -------------------

         (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and each amendment thereto, (ii) the preparation and delivery to the Placement Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Placement Agent of copies of each of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities and (vii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange. It is understood, however, that the Placement Agent will pay all fees and disbursements of their counsel in connection with this Agreement.

         (b) Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 5 or Section 9(a), the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agent.

         Section 5. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer or authorized representative of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement is effective and at Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agent. The Prospectus Supplement shall have been filed with the Commission in accordance with Rule 424(b).

         (b) Opinion of Outside Counsel to the Company. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Jenkens & Gilchrist, a Professional Corporation, outside counsel for the Company in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Placement Agent may reasonably request.

         (c) Opinion of REIT Counsel to the Company. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Hunton & Williams, REIT counsel for the Company in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Placement Agent may reasonably request.

         (d) Opinion of Counsel to the Placement Agent. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Cahill Gordon & Reindel, designated Placement Agent's counsel for the Company, with respect to such matters as the Placement Agent reasonably may request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Placement Agent. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Operating Partnership and the Subsidiaries and certificates of public officials.

         (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, business, prospects, net worth or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the President or a Vice President of the Company, on behalf of the Company and as general partner of the Operating Partnership, and of the chief financial or chief accounting officer of the Company, on behalf of the Company and as general partner of the Operating Partnership, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (f) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (g) Bring Down Comfort Letter. At Closing Time, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (h) Approval of Listing. At Closing Time, the Depositary Shares shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (i) Filing of Articles Supplementary. At or before to the Closing Time, the Company shall have filed the Articles Supplementary with the Department of Assessments and Taxation.

         (j) Waiver of Articles. At or before the Closing Time, the board of directors of the Company shall have approved a resolution of the board of directors that waives any violation of the "Ownership Limit," as defined in the Company's articles of amendment and restatement, because of the issuance of the Preferred Stock.

         (k) Additional Documents. At Closing Time counsel for the Placement Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

         (l)  Termination  of  Agreement.  If any  condition  specified  in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 12 shall survive any such termination and remain in full force and effect.

         Section 6.  Indemnification.
                     ---------------

         (a) Indemnification of Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (ii) against any and all loss,  liability,  claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto).

         (b) Indemnification of the Company, Directors and Officers. The Placement Agent severally agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any officer, director, trustee, employee or affiliate thereof, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Placement Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by the Placement Agent.

         The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

         Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, or by or on behalf of the Company, and shall survive delivery of the Securities to the Investors.

         Section 9.  Termination of Agreement.
                     ------------------------

         (a) Terminating General. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and any of the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in The Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b)  Liabilities.  If this  Agreement  is  terminated  pursuant to this
Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 12 shall survive such termination and remain in full force and effect.

         Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Placement Agent at North Tower, World Financial Center, New York, New York 10281-1201, attention of Alexander Rubin (with copy to William M. Hartnett, Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005); notices to the Company and the Operating Partnership shall be directed to it at 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062, attention: Lawrence Robinson (with copy to Robert Dockery, Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202).

         Section 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and its successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Placement Agent shall be deemed to be a successor by reason merely of such purchase.

         Section 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         Section 13. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent and the Company in accordance with its terms.

                                      Very truly yours,

                                      FELCOR LODGING TRUST INCORPORATED


                                      By:
                                         --------------------------------------
                                         Name:  Lawrence Robinson
                                         Title: Executive Vice President &
                                                General Counsel


CONFIRMED AND ACCEPTED,
         as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED


By:
      --------------------------------------------------
                  Authorized Signatory

                                   SCHEDULE I


                                                                                   Amount of
                                                                               Depositary Shares
                                                                                to be Purchased
                                 Investors

Cohen & Steers Quality Income
Realty Fund, Inc.........................................................         1,001,700
Midaro Investments, Inc.,
a corporation controlled by Michael D. Rose..............................            20,000
Melinda J. Bush..........................................................             4,100
                                                                               ==================
                              Total......................................         1,025,800
                                                                               ==================




                                   SCHEDULE II


              List of the Subsidiaries and Unconsolidated Entities
                      of FelCor Lodging Trust Incorporated


--------------------------------------- ------------------------------------ ------------------------------------
                                           State and Form of Organization
                 Name                                                                Ownership Interest
--------------------------------------- ------------------------------------ ------------------------------------

FelCor Nevada Holdings, L.L.C.          Nevada; Limited Liability Company    100% owned by FelCor
("FelCor Nevada")
--------------------------------------- ------------------------------------ ------------------------------------
Special Remote I, Inc.                  Delaware; Corporation                100% owned by FelCor
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Lodging Limited Partnership      Delaware; Limited Partnership        1% GP interest owned by FelCor;
("FelCor LP")                                                                86% LP interest owned by FelCor
                                                                             Nevada
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CSS Hotels, L.L.C.               Delaware; Limited Liability Company  100% owned by FelCor LP
("FelCor/CSS Hotels")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CSS Holdings, L.P.               Delaware; Limited Partnership        1% GP interest owned by FelCor/CSS
                                                                             Hotels; 99% LP interest owned by
                                                                             FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/St. Paul Holdings, L.P.          Delaware; Limited Partnership        1% GP interest owned by FelCor/CSS
                                                                             Hotels; 99% LP interest owned by
                                                                             FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/Charlotte Hotel, L.L.C.          Delaware; Limited Liability Company  50% owned by FelCor/CSS Hotels
("FelCor/Charlotte")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/Indianapolis Hotel, L.L.C.       Delaware; Limited Liability Company  50% owned by FelCor/CSS Hotels
("FelCor/Indianapolis")
--------------------------------------- ------------------------------------ ------------------------------------
E.S. Charlotte Limited Partnership      Minnesota; Limited Partnership       2% GP interest owned by
                                                                             FelCor/Charlotte; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
E.S. North, an Indiana Limited          Indiana; Limited Partnership         2% GP interest owned by
Partnership                                                                  FelCor/Indianapolis; 49% LP
                                                                             interest owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FCH/PSH, L.P.                           Pennsylvania; Limited Partnership    1% GP interest owned by FelCor/CSS
                                                                             Hotels; 99% LP interest owned by
                                                                             FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------


--------------------------------------- ------------------------------------ ------------------------------------
FelCor Lodging Holding Company, L.L.C.  Delaware; Limited Liability Company  100% owned by FelCor LP; special
                                                                             0% interest owned by Special
                                                                             Remote I, Inc.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Lodging Company, L.L.C.          Delaware; Limited Liability Company  100% owned by FelCor Lodging
                                                                             Holding Company, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotel Operating Company,         Delaware; Limited Liability Company  100% owned by FelCor LP
L.L.C. ("FHOC")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Pennsylvania Company, L.L.C.     Delaware; Limited Liability Company  100% owned by FHOC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hospitality Holding Company,     Delaware; Limited Liability Company  100% owned by FHOC
L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hospitality Company, L.L.C.      Delaware; Limited Liability Company  100% owned by FelCor Hospitality
                                                                             Holding Company, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor  Hotel Asset Company, L.L.C.     Delaware;  Limited Liability         100% owned by FelCor LP
("FHAC")                                Company
--------------------------------------- ------------------------------------ ------------------------------------
FHAC Nevada Holdings, L.L.C.            Nevada; Limited Liability Company    100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FHAC Texas Holdings, L.P.               Texas; Limited Partnership           1% GP interest owned by FHAC and
                                                                             99% LP interest owned by FHAC
                                                                             Nevada Holdings, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor HHCL Company, L.L.C.             Delaware; Limited Liability Company  100% owned by FHAC
("FelCor HHCL")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels GenPar, L.L.C.            Delaware; Limited Liability Company  100% owned by FelCor HHCL
("FelCor GenPar")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels LimPar, L.L.C.            Delaware; Limited Liability Company  100% owned by FelCor HHCL
("FelCor LimPar")
--------------------------------------- ------------------------------------ ------------------------------------
HHHC GenPar, L.P.                       Delaware; Limited Partnership        1% GP interest owned by FelCor
                                                                             GenPar, and 99% LP interest owned
                                                                             by FelCor LimPar
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotel Company, Ltd.              Texas; Limited Partnership           87% GP interest owned by HHHC
("FelCor Hotel Company")                                                     GenPar, L.P. and 13% LP interest
                                                                             owned by FelCor LimPar
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels GenPar II, L.L.C.         Delaware; Limited Liability Company  100% owned by FelCor Hotel Company
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotel Company II, Ltd.           Texas; Limited Partnership           1% GP interest owned by FelCor
                                                                             Hotels GenPar II, L.L.C. and 99%
                                                                             LP interest owned by FelCor Hotel
                                                                             Company
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
FelCor Chat-Lem, L.L.C.                 Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
HI Chat-Lem/Iowa - New Orleans          Louisiana; General Partnership       50% owned by FelCor Chat-Lem, L.L.C.
Venture
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Philadelphia Center, L.L.C.      Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Marshall Motels, L.L.C.          Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
Center City Hotel Associates            Pennsylvania; Limited Partnership    1% GP interest owned by FelCor
                                                                             Philadelphia Center, L.L.C. and
                                                                             99% LP interest owned by FelCor
                                                                             Marshall Motels, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels Financing II, L.L.C.      Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels Financing I, L.L.C. Delaware; Limited Liability Company 100% owned by FelCor Hotels ("FelCor Financing I") Financing II, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels Investments I, Ltd.       Texas; Limited Partnership           1% GP interest owned by FelCor
                                                                             Financing I and 99% LP interest
                                                                             owned by FelCor Hotel Company
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Hotels Investments II, Ltd.      Texas; Limited Partnership           1% GP interest owned by FelCor
                                                                             Financing I and 99% LP interest
                                                                             owned by FelCor Hotel Company
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Salt Lake, L.L.C.                Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor St. Louis Company, L.L.C.        Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Canada Holding GP, L.L.C.        Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Canada Holding, L.P.             Delaware; Limited Partnership        1% GP interest owned by FelCor
                                                                             Canada Holding GP, L.L.C. and 99%
                                                                             LP interest owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Canada Co.                       Nova Scotia; Unlimited Liability     100% owned by FelCor Canada
                                        Company                              Holding, L.P.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Omaha Hotel Company, L.L.C.      Delaware; Limited Liability Company  100% owned by FelCor LP
("FelCor Omaha")
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Country Villa Hotel, L.L.C.      Delaware; Limited Liability Company  100% owned by FelCor Omaha
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
FelCor Moline Hotel, L.L.C.             Delaware; Limited Liability Company  100% owned by FelCor Omaha
--------------------------------------- ------------------------------------ ------------------------------------
FelCor Eight Hotels, L.L.C.             Delaware; Limited Liability Company  100% owned by FelCor LP
("FelCor Eight Hotels")
--------------------------------------- ------------------------------------ ------------------------------------
EPT Meadowlands Limited Partnership     Delaware; Limited Partnership        1% GP interest owned by FelCor
                                                                             Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Kansas City Limited Partnership     Delaware; Limited Partnership        1% GP interest owned by FelCor
                                                                             Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT San Antonio Limited Partnership     Delaware; Limited Partnership        1% GP interest owned by FelCor
("EPT San Antonio")                                                          Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Austin Limited Partnership          Delaware; Limited Partnership        1% GP interest owned by FelCor
("EPT Austin")                                                               Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Overland Park Limited Partnership   Delaware; Limited Partnership        1% GP interest owned by FelCor
("EPT Overland Park")                                                        Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Atlanta - Perimeter Center          Delaware; Limited Partnership        1% GP interest owned by FelCor
Limited Partnership                                                          Eight Hotels; 49% LP interest
("EPT Atlanta")                                                              owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Raleigh Limited Partnership         Delaware; Limited Partnership        1% GP interest owned by FelCor
("EPT Raleigh")                                                              Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
EPT Covina Limited Partnership          Delaware; Limited Partnership        1% GP interest owned by FelCor
("EPT Covina")                                                               Eight Hotels; 49% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FCH Condominium Company, L.L.C.  Delaware; Limited Liability Company  50% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FCH Development Company, L.L.C.  Delaware; Limited Liability Company  50% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FelCor San Antonio Venture       Texas; General Partnership           50% GP interest owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FelCor Parsippany Venture        New Jersey; General Partnership      50% GP interest owned by FelCor LP
("Parsippany JV")
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
MHV Joint Venture                       Texas; General Partnership           50% GP interest owned by FelCor LP
("MHV JV")
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FelCor Lombard Venture           Illinois; General Partnership        50% GP interest owned by FelCor LP
("Lombard JV")
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FelCor Hotels, L.L.C.            Delaware; Limited Liability Company  1% owned by Promus/FelCor Manager,
                                                                             Inc.; 99% owned by EPT Atlanta,
                                                                             EPT Austin, EPT Covina, EPT
                                                                             Overland Park, EPT Raleigh, EPT
                                                                             San Antonio, Lombard JV, MHV JV
                                                                             and Parsippany JV
--------------------------------------- ------------------------------------ ------------------------------------
Kingston Plantation Development         Delaware; Corporation                100% owned by FelCor LP
Corp. ("KPDC")
--------------------------------------- ------------------------------------ ------------------------------------
Promus/FelCor Manager, Inc.             Delaware; Corporation                50% owned by KPDC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/New Orleans Annex, L.L.C.        Delaware; Limited Liability Company  100% owned by KPDC
--------------------------------------- ------------------------------------ ------------------------------------
Brighton at Kingston Plantation,        Delaware; Limited Liability Company  50% owned by KPDC
L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
Margate Towers at Kingston              Delaware; Limited Liability Company  100% owned by KPDC
Plantation, L.L.C.
--------------------------------------- ------------------------------------ ------------------------------------
FCH/DT Hotels, L.L.C.                   Delaware; Limited Liability Company  90% owned by FelCor LP
("FCH/DT Hotels")
--------------------------------------- ------------------------------------ ------------------------------------
FCH/DT Holdings, L.P.                   Delaware; Limited Partnership        1% GP interest owned by FCH/DT
                                                                             Hotels; 89.1% LP interest owned by
                                                                             FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FCH/DT BWI Holdings, L.P.               Delaware; Limited Partnership        1% GP interest owned by FCH/DT
                                                                             Hotels; 99% LP interest owned by
                                                                             FCH/DT Holdings, LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/LAX Hotels, L.L.C.               Delaware; Limited Liability          100% owned by FelCor LP
("FelCor/LAX Hotels")                   Company
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/LAX Holdings, L.P.               Delaware; Limited Partnership        1% GP Interest owned by FelCor/LAX
                                                                             Hotels; 99% LP interest owned by
                                                                             FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Los Angeles International Airport       Texas; Limited Partnership           50% GP interest owned by
Hotel Associates, a Texas limited                                            FelCor/LAX Holdings, L.P. and 48%
partnership                                                                  LP interest owned by FelCor/LAX
                                                                             Hotels
--------------------------------------- ------------------------------------ ------------------------------------
Park Central Joint Venture              Texas; General Partnership           60% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
FelCor Airport Utilities, L.L.C.        Delaware; Limited Liability Company  100% owned by FHAC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/MM Hotels, L.L.C.                Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/MM Holdings, L.P.                Delaware; Limited Partnership        1% GP interest owned by FelCor/MM
                                                                             Hotels, L.L.C. and 99% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
Tysons Corner Hotel Company, L.L.C.     Delaware; Limited Liability Company  50% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/MM S-7 Hotels, L.L.C.            Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/MM S-7 Holdings, L.P.            Delaware; Limited Partnership        1% GP interest owned by FelCor/MM
                                                                             S-7 Hotels, L.L.C. and 99% LP
                                                                             interest owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Buckhead Hotel, L.L.C.       Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Corpus Hotel, L.L.C.         Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Corpus Holdings, L.P.        Delaware; Limited Partnership        1% GP interest owned by FelCor/CMB
                                                                             Corpus Hotel, L.L.C. and 99% LP
                                                                             interest owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Deerfield Hotel, L.L.C.      Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Marlborough Hotel, L.L.C.    Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB New Orleans Hotel, L.L.C.    Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Orsouth Hotel, L.L.C.        Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Orsouth Holdings, L.P.       Delaware; Limited Partnership        1% GP interest owned by FelCor/CMB
                                                                             Orsouth Hotel, L.L.C. and 99% LP
                                                                             interest owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB Piscataway Hotel, L.L.C.     Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB SSF Hotel, L.L.C.            Delaware; Limited Liability Company  100% owned by FelCor/CSS Holdings,
                                                                             L.P.
--------------------------------------- ------------------------------------ ------------------------------------
FelCor/CMB SSF Holdings, L.P.           Delaware; Limited Partnership        1% GP interest owned by FelCor/CMB
                                                                             SSF Hotel, L.L.C. and 99% LP
                                                                             interest owned by FelCor/CSS
                                                                             Holdings, L.P.
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Hotels, L.P. ("FCH/IHC")        Delaware; Limited Partnership        0.5% GP interest owned by FHAC and
                                                                             49.5% LP interest owned by FelCor
                                                                             LP
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Dallas Holdings, L.L.C.         Delaware; Limited Liability Company  100% owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Dallas Hotels, L.P.             Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             Dallas Holdings, L.L.C. and 99% LP
                                                                             interest owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC I-10 Holdings, L.L.C.           Delaware; Limited Liability Company  100% owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC I-10 Hotels, L.P.               Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             I-10 Holdings, L.L.C. and 99% LP
                                                                             interest owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Atlanta Hotels, L.L.C.          Delaware; Limited Liability Company  100% owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Scottsdale Hotels, L.L.C.       Delaware; Limited Liability Company  100% owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Houston Holdings, L.L.C.        Delaware; Limited Liability Company  100% owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Houston Hotels, L.P.            Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             Houston Holdings, L.L.C. and 99%
                                                                             LP interest owned by FCH/IHC
--------------------------------------- ------------------------------------ ------------------------------------
FelCor TRS I, L.L.C.                    Delaware; Limited Liability Company  100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
FelCor TRS Holdings, L.P. ("FelCor      Delaware; Limited Partnership        1% GP interest owned by FelCor TRS
TRS")                                                                        I, L.L.C. and 99% LP interest
                                                                             owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
FelCor TRS II, Inc.                     Delaware; Corporation                100% owned by FelCor LP
--------------------------------------- ------------------------------------ ------------------------------------
DJONT Operations, L.L.C. ("DJONT")      Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT Leasing, L.L.C.                   Delaware; Limited Liability Company  100% voting interest owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/EPT Manager, Inc.                 Delaware; Corporation                100% owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/EPT Leasing, L.L.C.               Delaware; Limited Liability Company  1% owned by DJONT/EPT Manager,
                                                                             Inc. and 99% owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
FCH/DT Leasing, L.L.C.                  Delaware; Limited Liability Company  100% voting interest and 50%
                                                                             economic interest owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
FCH/DT Leasing II, L.L.C.               Delaware; Limited Liability Company  100% voting interest and 50%
                                                                             economic interest owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
FCH/SH Leasing, L.L.C.                  Delaware; Limited Liability Company  100% owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
FCH/SH Leasing II, L.L.C.               Delaware; Limited Liability Company  100% voting interest and 50%
                                                                             economic interest owned by DJONT
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB Buckhead Leasing, L.L.C.      Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB FCOAM, L.L.C.                 Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB Deerfield Leasing, L.L.C.     Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB Corpus Leasing, L.L.C.        Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB SSF Leasing, L.L.C.           Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB Orsouth Leasing, L.L.C.       Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB New Orleans Leasing, L.L.C.   Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
DJONT/CMB Piscataway Leasing, L.L.C.    Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
BHR Operations, L.L.C. ("BHR")          Delaware; Limited Liability Company  100% owned by FelCor TRS
--------------------------------------- ------------------------------------ ------------------------------------
FCH/JVEIGHT Leasing, L.L.C.             Delaware; Limited Liability Company  100% owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Leasing, L.P. ("FCH/IHC         Delaware; Limited Partnership        0.5% GP interest owned by
Leasing")                                                                    FCH/JVEIGHT Leasing, L.L.C. and
                                                                             49.5% LP interest owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Atlanta Leasing, L.L.C.         Delaware; Limited Liability Company  100% owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Scottsdale Leasing, L.L.C.      Delaware; Limited Liability Company  100% owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC I-10 Leasing GP, L.L.C.         Delaware; Limited Liability Company  100% owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC I-10 Leasing, L.P.              Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             I-10 Leasing GP, L.L.C. and 99% LP
                                                                             interest owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Houston Leasing GP, L.L.C.      Delaware; Limited Liability Company  100% owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Houston Leasing, L.P.           Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             Houston Leasing GP, L.L.C. and 99%
                                                                             LP interest owned by FCH/IHC
                                                                             Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Dallas Leasing GP, L.L.C.       Delaware; Limited Liability Company  100% owned by FCH/IHC Leasing
--------------------------------------- ------------------------------------ ------------------------------------
FCH/IHC Dallas Leasing, L.P.            Delaware; Limited Partnership        1% GP interest owned by FCH/IHC
                                                                             Dallas Leasing GP, L.L.C. and 99%
                                                                             LP interest owned by FCH/IHC
                                                                             Leasing
--------------------------------------- ------------------------------------ ------------------------------------
BHR Hotels Finance, Inc.                Delaware; Corporation                100% owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------
BHR Dallas Tenant Company, L.P.         Delaware; Limited Partnership        1% GP interest owned by BHR Hotels
                                                                             Finance, Inc.; 99% LP interest
                                                                             owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------
BHR Plano Tenant Company, L.P.          Delaware; Limited Partnership        1% GP interest owned by BHR Hotels
                                                                             Finance, Inc.; 99% LP interest
                                                                             owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------

--------------------------------------- ------------------------------------ ------------------------------------
BHR Lodging Tenant Company              Delaware; Corporation                100% owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------
BHR Canada Tenant Company               Nova Scotia; Unlimited Liability     100% owned by BHR
                                        Company
--------------------------------------- ------------------------------------ ------------------------------------
BHR Salt Lake Tenant Company, L.L.C.    Delaware; Limited Liability Company  100% owned by BHR
--------------------------------------- ------------------------------------ ------------------------------------


                                   EXHIBIT A
                            [Intentionally omitted]

                                   EXHIBIT B
                            [Intentionally omitted]